Exhibit 10.1

Execution Version

TRUST AMENDMENT NO. 2

dated as of September 9, 2016

to

AMENDED AND RESTATED TRUST AGREEMENT

OF

WILLIS ENGINE SECURITIZATION TRUST II

dated as of September 14, 2012

TABLE OF CONTENTS

		Page

Section 1	Defined Terms	1

Section 2	Amendments	1

Section 3	Governing Law	2

Section 4	Counterparts	2

Section 5	Agreement	2

Section 6	Heading	2

Section 7	Amendment	2

TRUST AMENDMENT NO. 2 TO AMENDED AND RESTATED TRUST AGREEMENT

This TRUST AMENDMENT NO. 2, dated as of September 9, 2016 (the “Second Amendment”), to the AMENDED AND RESTATED TRUST AGREEMENT, dated as of September 14, 2012, as amended by TRUST AMENDMENT NO. 1, dated as of September 14, 2012 (as so amended, the “Original Trust Agreement” and, as amended by this Second Amendment, the “Trust Agreement”), is made among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Certificateholder”), WILMINGTON TRUST COMPANY, a Delaware trust company, as Owner Trustee (the “Owner Trustee”), Brian R. Hole, Scott B. Flaherty and Dean M. Poulakidas, each as Equity Trustees, and FREDERICK L. HATTON, as Independent Controlling Trustee.

RECITALS

WHEREAS, pursuant to the Original Trust Agreement, which amended and restated the Trust Agreement, dated July 9, 2012, between the Owner Trustee and the Certificateholder, as Depositor, the Depositor created a statutory trust named “Willis Engine Securitization Trust II” (“WEST”), pursuant to Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq. (the “Statutory Trust Act”), by assigning and transferring to WEST the Trust Property;

WHEREAS, pursuant to Section 7.01(a) of the Original Trust Agreement, the Original Trust Agreement may be amended, with the consent of the majority in interest of the Certificateholders, by a written instrument approved and executed by (i) the Owner Trustee if the amendment affects the rights, duties or obligations of the Owner Trustee and (ii) by all the Controlling Trustee, including, if the amendment affects any of the provisions of, among others, Section 2.02, the Independent Controlling Trustee; and

WHEREAS, the parties hereto, including the Owner Trustee, the Controlling Trustees and the sole Certificateholder, wish to amend the Original Trust Agreement with respect to certain matters set forth herein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

Section 1                                             Defined Terms. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used in this Second Amendment (including in the recitals hereto) have the respective meanings set forth in the Original Trust Agreement.

Section 2                                             Amendments. The Original Trust Agreement is hereby amended as follows:

(a)                                 Section 1.01 is hereby amended by inserting the following new definition therein the appropriate alphabetical order:

“Discretionary Capital Contribution” has the meaning given to such term in Section 3.13(b) hereof.

(b)                                 Section 1.01 is hereby amended by adding the phrase “as amended, modified and supplement from time to time” at the end of the definition of “Indenture.”

(c)                                  Section 3.13 of the Original Trust Agreement is hereby amended by inserting the following new clause (b) immediately following existing clause (a):

(b)                                 In addition to the Initial Capital Contribution made by the Depositor pursuant to Section 2.09 and 3.01 hereof and the Additional Capital Contributions made by the Depositor pursuant to Section 3.13(a), any or all of the Certificateholders may, but shall not be obligated to, make additional discretionary capital contributions (“Discretionary Capital Contributions”) from time to time, to the extent permitted by the Indenture, to be used by WEST for such purposes as shall be permitted by the Indenture and as the Certificateholders shall direct in making such Discretionary Capital Contributions.

Section 3                                             Governing Law.  This Second Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 4                                             Counterparts.  This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

Section 5                                             Agreement.  The terms of this Second Amendment shall be binding upon and inure to the benefit of the Certificateholder and the Trustees and their respective successors and assigns.

Section 6                                             Heading.  The headings of the various articles, sections and other subdivisions of this Second Amendment are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of such agreement.

Section 7                                             Amendment.  The execution hereof by the sole Certificateholder shall constitute the consent of the majority in interest of the Certificateholders for the purpose of Section 7.01(a) of the Original Trust Agreement. From and after the date hereof, the Original Trust Agreement shall be amended as set forth herein. Except as expressly amended herby, the Original Trust Agreement, as amended by this Second Amendment, shall continue to be and shall remain in full force and effect

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties have executed this Second Amendment or caused this Second Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Drew Davis
Name:	Drew Davis
Title:	Vice President

Second Amendment to Trust Agreement

WILLIS LEASE FINANCE CORPORATION

By:	/s/Scott B. Flaherty
Name:	Scott B. Flaherty
Title:	SVP and CFO

As the Equity Trustees:

/s/ Brian R. Hole
Name: Brian R. Hole

/s/ Scott B. Flaherty
Name: Scott B. Flaherty

/s/ Dean M. Poulakidas
Name: Dean M. Poulakidas

As the Independent Controlling Trustee:

/s/ Frederick L. Hatton
Name: Frederick L. Hatton